SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 21, 2011

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4505 Emperor Blvd., Suite 200 Durham, North Carolina 27703

(Address of Principal Executive Office)

(919) 859-1302

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2011, the Board of Directors of BioCryst Pharmaceuticals, Inc. (the “Company”) elected Kenneth B. Lee, Jr. to the Company’s Board of Directors, effective June 27, 2011. The Company’s Board of Directors also appointed Mr. Lee to serve on its Audit Committee effective the same date.

Pursuant to the Company’s Stock Incentive Plan, Mr. Lee will receive an automatic grant of 22,917 options upon election, and is entitled to a grant of 15,000 options after each annual stockholders’ meeting. Mr. Lee will receive compensation consistent with the Company’s director compensation policy as described in the Company’s proxy statement for its 2011 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 27, 2011 entitled “Kenneth Lee Appointed to BioCryst Pharmaceuticals’ Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

By:	/s/ Alane Barnes
Alane Barnes
General Counsel, Corporate Secretary

Dated: June 27, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 27, 2011 entitled “Kenneth Lee Appointed to BioCryst Pharmaceuticals’ Board of Directors.”